UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos Sr., President Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2011
DATE OF REPORTING PERIOD: January 31, 2011

Calamos Global Total Return Fund

 SCHEDULE OF INVESTMENTS JANUARY 31, 2011 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (11.5%)
		Consumer Discretionary (4.0%)
700,000		NetFlix, Inc.µ 8.500%, 11/15/17	$794,500
2,000,000		Royal Caribbean Cruises, Ltd.µ 7.250%, 06/15/16	2,170,000
2,000,000		Service Corp. Internationalµ 7.500%, 04/01/27	1,960,000

			4,924,500

		Consumer Staples (0.6%)
395,000		Darling International, Inc.* 8.500%, 12/15/18	428,575
230,000		Del Monte Foods Company 7.500%, 10/15/19	284,050

			712,625

		Energy (1.4%)
		Frontier Oil Corp.
620,000		8.500%, 09/15/16µ	672,700
611,000		6.875%, 11/15/18~	632,385
383,000		Trinidad Drilling, Ltd.* 7.875%, 01/15/19	398,320

			1,703,405

		Financials (0.8%)
920,000		Leucadia National Corp.µ 8.125%, 09/15/15	1,016,600

		Health Care (0.7%)
750,000		Giant Funding Corp.* 8.250%, 02/01/18	780,938

		Industrials (1.9%)
1,800,000		H&E Equipment Services, Inc.µ 8.375%, 07/15/16	1,881,000
410,000		SPX Corp.~ 7.625%, 12/15/14	449,975

			2,330,975

		Telecommunication Services (2.1%)
1,700,000		Frontier Communications Corp.~ 9.000%, 08/15/31	1,810,500
750,000		Windstream Corp.~ 8.625%, 08/01/16	798,750

			2,609,250

		TOTAL CORPORATE BONDS (Cost $13,148,372)	14,078,293

CONVERTIBLE BONDS (32.4%)
		Consumer Staples (2.4%)
1,450,000		Archer-Daniels-Midland Companyµ 0.875%, 02/15/14	1,531,563
1,275,000		Molson Coors Brewing Companyµ 2.500%, 07/30/13	1,447,125

			2,978,688

		Energy (5.3%)
1,400,000		Petrominerales, Ltd. 2.625%, 08/25/16	1,843,625
1,800,000		Subsea 7, SAµ 2.250%, 10/11/13	2,183,768
1,950,000	EUR	Technip, SA 0.500%, 01/01/16	2,430,792

			6,458,185

		Financials (1.5%)
700,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	809,375
700,000		Leucadia National Corp.µ 3.750%, 04/15/14	1,075,375

			1,884,750

		Health Care (2.7%)
1,750,000		Medtronic, Inc.µ 1.625%, 04/15/13	1,782,812
1,200,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	1,480,500

			3,263,312

		Information Technology (11.5%)
		Acer, Inc.
600,000		0.000%, 08/10/15	657,360
100,000		0.000%, 08/10/17	112,380
1,700,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	2,975,532
2,718,000	EUR	Cap Gemini, SAµ 1.000%, 01/01/12	1,608,208
1,175,000		Intel Corp.µ 3.250%, 08/01/39	1,426,156
715,000		Linear Technology Corp. 3.000%, 05/01/27	773,988
700,000		Microsoft Corp.* 0.000%, 06/15/13	751,625
680,000		Rovi Corp.µ* 2.625%, 02/15/40	989,400
1,300,000		SanDisk Corp. 1.500%, 08/15/17	1,415,375
833,000		Symantec Corp.µ 1.000%, 06/15/13	964,198
1,930,000		Xilinx, Inc.µ* 2.625%, 06/15/17	2,405,262

			14,079,484

		Materials (9.0%)
1,000,000		Anglo American, PLCµ 4.000%, 05/07/14	1,847,555
1,300,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,540,500
2,800,000		Goldcorp, Inc.~ 2.000%, 08/01/14	3,276,000
2,300,000		Newmont Mining Corp.µ 1.625%, 07/15/17	3,107,875

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund
 SCHEDULE OF INVESTMENTS JANUARY 31, 2011 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

1,000,000		Sino-Forest Corp.µ* 5.000%, 08/01/13	$1,286,250

			11,058,180

		TOTAL CONVERTIBLE BONDS (Cost $37,247,890)	39,722,599

U.S. GOVERNMENT AND AGENCY SECURITY (0.9%)
1,100,000		United States Treasury Note~ 0.875%, 02/28/11 (Cost $1,100,566)	1,100,688

SOVEREIGN BONDS (7.7%)
		Commonwealth of Australia
1,500,000	AUD	6.250%, 06/15/14	1,549,674
615,000	AUD	5.500%, 12/15/13	621,837
250,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,480,511
2,220,000	CAD	Government of Canada 2.000%, 12/01/14	2,198,118
930,000	NZD	Government of New Zealand 6.000%, 04/15/15	757,729
8,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	1,448,045
9,500,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	1,463,333

		TOTAL SOVEREIGN BONDS (Cost $9,175,280)	9,519,247

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (7.1%)
		Consumer Staples (0.6%)
18,000		Archer-Daniels-Midland Company 6.250%	750,960

		Energy (1.5%)
27,500		Apache Corp.~ 6.000%	1,799,600

		Financials (2.2%)
2,000		Bank of America Corp.µ 7.250%	1,981,000
700		Wells Fargo & Companyµ 7.500%	729,750

			2,710,750

		Materials (2.8%)
34,800		Vale, SAµ 6.750%	3,411,408

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,789,577)	8,672,718

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (0.5%)+*
		Materials (0.5%)
14,200		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 05/24/11 (Cost $728,432)	686,286

NUMBER OF
SHARES			VALUE

COMMON STOCKS (59.3%)
		Consumer Discretionary (3.9%)
66,500	CHF	Swatch Group, AG	4,784,934

		Consumer Staples (10.3%)
26,500	EUR	Anheuser-Busch InBev, NV	1,462,195
33,000		Coca-Cola Companyµ	2,074,050
23,000	EUR	Danone, SA	1,382,774
128,000	GBP	Diageo, PLCµ	2,460,732
55,000	CHF	Nestlé, SA	2,971,419
41,500		Wal-Mart Stores, Inc.µ	2,326,905

			12,678,075

		Energy (5.6%)
90,000	GBP	AMEC, PLCµ	1,728,213
955,000	HKD	CNOOC, Ltd.	2,125,781
20,000		Schlumberger, Ltd.	1,779,800
30,000	CAD	Suncor Energy, Inc.	1,242,123

			6,875,917

		Financials (4.3%)
8,300		Affiliated Managers Group, Inc.#	845,189
1,680		American International Group, Inc.#	67,788
70,300	GBP	Schroders, PLC	2,028,956
91,000	GBP	Standard Chartered, PLC	2,369,960

			5,311,893

		Health Care (6.1%)
39,000		Johnson & Johnsonµ	2,331,030
16,500		Medtronic, Inc.µ	632,280
40,000	DKK	Novo Nordisk, A/S - Class Bµ	4,503,596

			7,466,906

		Industrials (6.3%)
125,000	CHF	ABB, Ltd.#	2,953,116
52,000		General Electric Companyµ	1,047,280
29,000	JPY	Komatsu, Ltd.	864,993
22,400	EUR	Siemens, AG	2,871,535

			7,736,924

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund
 SCHEDULE OF INVESTMENTS JANUARY 31, 2011 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Information Technology (20.9%)
250,000	TWD	Acer, Inc.	$679,217
859,000	GBP	ARM Holdings, PLCµ	7,076,872
22,000	EUR	ASML Holding, NV	922,402
117,000	GBP	Autonomy Corp., PLCµ#	2,804,700
37,000	JPY	Canon, Inc.µ	1,821,278
17,500		Check Point Software Technologies, Ltd.#	779,625
130,000		Dell, Inc.µ#	1,710,800
26,000	TWD	HTC Corp.	874,017
54,000		Microsoft Corp.µ	1,497,150
7,500	JPY	Nintendo Company, Ltd.µ	2,027,890
175,000	EUR	Nokia, OYJµ	1,866,644
35,000		QUALCOMM, Inc.µ	1,894,550
28,000	EUR	SAP, AG	1,619,874

			25,575,019

		Materials (1.9%)
7,200		Freeport-McMoRan Copper & Gold, Inc.µ	783,000
25,000	CAD	Teck Resources, Ltd. - Class B	1,514,206

			2,297,206

		TOTAL COMMON STOCKS (Cost $72,555,905)	72,726,874

SHORT TERM INVESTMENT (4.8%)
5,939,882		Fidelity Prime Money Market Fund - Institutional Class (Cost $5,939,882)	5,939,882

TOTAL INVESTMENTS (124.2%) (Cost $147,685,904)			152,446,587

LIABILITIES, LESS OTHER ASSETS (-24.2%)			(29,733,391)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$122,713,196

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-0.4%)#
		Other (-0.4%)
2,000		iShares MSCI EAFE Index Fund Call, 03/19/11, Strike $58.00 (Premium $395,943)	(531,000)

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $67,348,823.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At January 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $6,517,143 or 5.3% of net assets applicable to common shareholders.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities aggregate a total value of $9,777,842.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

INTEREST RATE SWAPS

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	$12,000,000	$(503,660)

BNP Paribas, SA	2.0200% quarterly	3 month LIBOR	03/09/12	8,000,000	(160,067)

BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	7,000,000	(155,931)

					$(819,658)

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

CURRENCY EXPOSURE January 31, 2011 (UNAUDITED)
	Value	% of Total Investments

US Dollar	$80,424,381	52.9%

British Pound Sterling	21,444,965	14.1%

European Monetary Unit	14,164,424	9.3%

Swiss Franc	10,709,469	7.0%

Canadian Dollar	4,954,447	3.3%

Japanese Yen	4,714,161	3.1%

Danish Krone	4,503,596	3.0%

Australian Dollar	2,171,511	1.4%

Hong Kong Dollar	2,125,781	1.4%

New Taiwanese Dollar	1,553,234	1.0%

Brazilian Real	1,480,511	1.0%

Swedish Krona	1,463,333	1.0%

Norwegian Krone	1,448,045	1.0%

New Zealand Dollar	757,729	0.5%

Total Investments Net of Written Options	$151,915,587	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of January 31, 2011.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Forward Foreign Currency Contracts. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to a Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. There were no open forward foreign currency contracts at January 31, 2011.

NOTE 2 – INVESTMENTS

The following information is presented on a federal income tax basis as of January 31, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at January 31, 2011 was as follows:

Cost basis of Investments	$148,021,205

Gross unrealized appreciation	12,287,864
Gross unrealized depreciation	(7,862,482)

Net unrealized appreciation (depreciation)	$4,425,382

NOTE 3 – BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $59,000,000 and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the period ended January 31, 2011, the average borrowings under the Agreement and the average interest rate were $30,000,000 and 1.28%, respectively. As of January 31, 2011, the amount of such outstanding borrowings is $30,000,000. The interest rate applicable to the borrowings on January 31, 2011 was 1.25%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows

Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

NOTE 4 – INTEREST RATE SWAPS

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 3 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, a Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

NOTE 5 – STRUCTURED EQUITY-LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract.

NOTE 6 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities (including U.S. government and government agency obligations) are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$14,078,293	$—	$14,078,293
Convertible Bonds		39,722,599		39,722,599
U.S. Government and Agency Securities		1,100,688		1,100,688
Sovereign Bonds		9,519,247		9,519,247
Convertible Preferred Stocks	6,873,118	1,799,600		8,672,718
Structured Equity-Linked Securities		686,286		686,286
Common Stocks	20,525,776	52,201,098		72,726,874
Short Term Investment	5,939,882			5,939,882

	$33,338,776	$119,107,811	$—	$152,446,587

Liabilities:
Written Options	531,000			531,000
Interest Rate Swaps		819,658		819,658

Total	$531,000	$819,658	$—	$1,350,658

ITEM 2. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 3. EXHIBITS.
     (a) Certification of Principal Executive Officer.
     (b) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund
By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr. Title: Principal Executive Officer
Date: March 24, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund
By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr. Title: Principal Executive Officer
Date: March 24, 2011

By:	/s/ Nimish S. Bhatt

Name: Nimish S. Bhatt Title: Principal Financial Officer
Date: March 24, 2011